                                                                   EXHIBIT 99(g)
                              EMPLOYMENT AGREEMENT

         This Agreement is entered into as of May 2, 1995 by and between Metrobank ("METROBANK") and Paul Alexander ("Executive").

                                  WITNESSETH:

         WHEREAS, METROBANK believes that it is in the best interests of METROBANK to continue the employment of the Executive on and after the consummation of the transactions contemplated in the May 2, 1995 Agreement and Plan of Reorganization and Merger by and among METROBANK, Comerica Holdings Incorporated and Comerica Incorporated ("Merger Agreement") in accordance with the terms and conditions of this Agreement, and the Executive wishes to accept employment under such terms;

         NOW, THEREFORE, in consideration of the mutual promises, the parties hereto agree as follows:

SECTION 1.                DEFINITIONS.     For purposes of this Agreement,
certain words and phrases are defined as follows:

                          (A)     "Agreement" shall mean this employment
agreement between the Executive and METROBANK, including any written amendments thereto.

                          (B)     "Cause" shall mean an act of misconduct
involving METROBANK or the Executive's failure to substantially perform his duties with METROBANK (other than such failure resulting from his incapacity due to physical or mental illness) which failure to substantially perform continues for any period after a written demand has been delivered to the Executive by the Chief Executive Officer of METROBANK (CEO) which specifically identifies the manner in which said official reasonably believes that the Executive has not substantially performed his duties. Examples of misconduct include, but are not limited to: (I) any act of embezzlement, fraud, dishonesty, breach of fiduciary duty to METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (II) the deliberate disregard of the rules, regulations, policies, procedures, or codes of ethical conduct of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (III) the unauthorized disclosure of trade secrets or confidential information of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (IV) removal of the Executive by any regulatory agency from an office of METROBANK or any applicable parent, subsidiary or affiliate; (V) conviction for any felony or criminal offense involving dishonesty; or (VI) breach of Executive's covenant not to compete contained in Section 7.

                          (C)     "Commencement Date" shall be the "Closing
Date" as defined in the Merger Agreement.

                          (D)     "METROBANK" shall mean METROBANK and any
successor thereto.

                          (E)     "Date of Termination" shall mean (i) if the
Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination has been given (provided that the Executive has not returned to the performance of his duties during such thirty (30) day period);
(ii) if the Executive's employment is terminated for any reason other than in accordance with Subsections 3(i) or 3(ii) hereof, thirty (30) days after a Notice of Termination has been given; and (iii) if the Executive's employment is terminated due to an event described in Subsections 3(i) or 3(ii) hereof, on the date of the occurrence of such event.

                          (F)     "Disability" for purposes of this Agreement
shall be defined as it is defined in METROBANK's or any successor's Long-Term Disability Policy applicable to the Executive from time to time.

                          (G)     "Executive" shall mean Paul Alexander.

                          (H)     "Expiration Date" shall mean the date two (2)
years after the Commencement Date.

                          (I)     "Notice of Termination" shall mean a written
notice issued by the Executive or by METROBANK specifying the termination provision of this Agreement that is being relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for the Executive's termination of employment under the indicated provision.

SECTION 2. OPERATION OF AGREEMENT. This Agreement shall be effective as of the date set forth in Section 3, below. The Executive shall be required to comply with all policies and procedures of METROBANK applicable to officers; provided, however, that the provisions of this Agreement shall supersede any conflicting written or oral policies, promises, representations, procedures or handbook provisions of METROBANK or any applicable parent, subsidiaries, or affiliates.

SECTION 3.                TERM OF AGREEMENT.       This Agreement shall be
effective as of the Commencement Date and, subject to Section 6 hereof, shall terminate upon the earlier of: (I) The Expiration Date; or (II) the termination of Executive's employment due to death, retirement, Disability or Cause; or (III) the Executive's voluntary termination of his employment; or
(IV) the involuntary termination of Executive's employment by METROBANK for any other reason. Any purported termination of the Executive's employment by METROBANK or by the Executive (except a termination pursuant to Subsections 3(i) and (ii) of this Agreement) shall be pursuant to a written Notice of Termination.

SECTION 4. SERVICES. During the term of this Agreement, the Executive shall devote his full time services to METROBANK as an executive officer of METROBANK or any successor to METROBANK in positions consistent with his existing responsibilities, as may be determined by the CEO of METROBANK. The Executive shall serve METROBANK faithfully and diligently and shall devote his best efforts, energies and skills to the discharge of his duties and responsibilities under this Agreement.

SECTION 5.                SALARY AND BENEFITS.  On and after the Commencement
Date:

                          (A)     METROBANK shall pay the Executive an
annualized base salary of $145,000 ("Base Salary") as compensation for his services hereunder, payable in equal installments in accordance with METROBANK's then applicable payroll practices for Senior Officers.

                          (B)    In addition to the Base Salary payable to the
Executive pursuant to Section 5(a), METROBANK Executive shall be entitled to the following benefits during the term of this Agreement: (I) participation in METROBANK's then existing vacation, medical, dental, disability, automobile and sick leave programs and any other benefit programs (except as excluded by Section 5(c) below), provided by METROBANK or any successor from time to time to executive officers. All sick leave accrued as of the Commencement Date shall continue through the term of this Agreement or until used; (II) continued reimbursement of the club dues and business related expenses being reimbursed by METROBANK on the date hereof, consistent with the reimbursement practices currently in effect; (III) payment of a bonus of $24,650 on the date that is one year from the Commencement Date; and (IV) grant of options to purchase no less than 3,000 shares of Comerica Incorporated stock pursuant to Comerica Incorporated's then existing stock option plan.

                          (C)     Other than as specifically provided in this
Agreement, the Executive shall not be eligible to participate in or receive benefits pursuant to any other plan, program, policy or agreement of METROBANK or any applicable parent, subsidiaries or affiliates, including but not limited to any bonus, severance or salary continuation pay or benefits plan; provided, however, that nothing in this Section 5(c) shall have any effect upon any right in any plan of METROBANK which vested prior to the Commencement Date (including any right to METROBANK's 1995 bonus prior to the Commencement Date, indemnification granted to the Executive by METROBANK and any stock options from METROBANK or its affiliates, including Comerica).

                          (D)     As consideration for Executive's covenant not
to compete contained in Subsection 7(c), on the date that is one year from the Commencement Date (provided there has been no breach by Executive of Subsection 7(c)): (i) METROBANK shall convey to Executive the North Ranch Country Club membership being utilized by Executive; and (ii) METROBANK shall pay Executive the sum of $24,650; provided, however, that in the event this Agreement is terminated at any time during the one year period beginning on the Commencement Date for any reason other than Executive's breach of Subsection 7(c), and if Executive is not then in breach of Subsection 7(c), METROBANK shall then begin monthly payments of $2,054.17 (to begin on the first day of the month immediately following such termination) through the remainder of such one year period, and shall pay the balance of said sum of $24,650 not then already paid in one lump sum at the expiration of such one year period.

SECTION 6. TERMINATION DURING THE TERM OF THE AGREEMENT. During the term of this Agreement, the Executive may be terminated by METROBANK for Cause, Disability, death or without Cause and the Executive may voluntarily terminate his employment with METROBANK.

                          (A)     In the event of his termination by METROBANK
for Cause, or upon his voluntary termination during the term of this Agreement, the Executive shall receive any unpaid Base Salary accrued through his date of termination, any benefits he is entitled to receive under Section 5 through the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (B)     In the event of his termination for
Disability or death during the term of this Agreement, the Executive, or his estate, if applicable, shall receive any unpaid Base Salary accrued through his date of termination and the benefits that he or his estate is eligible to receive under the then applicable employee benefit plans outlined in Section 5(b).

                          (C)     In the event of his termination without Cause
in the first year after the Commencement Date, the Executive shall receive the Base Salary under Section 5(a) of this Agreement for a period of one year from the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (D)     In the event of his termination without Cause
in the second year after the Commencement Date, the Executive shall receive no less than the Base Salary under Section 5(a) of this Agreement for a period of six months from the date of termination.

SECTION 7.                DISCLOSURE OF INFORMATION/COVENANT NOT TO COMPETE.

                          (A)     The Executive agrees that, during his term of
employment or at any time thereafter, he will not divulge to any other person or entity, any details of the confidential business or affairs of METROBANK or its parents, subsidiaries or affiliates (including without limitation, financial information, organizational structure, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements); any customer or advertising lists; any confidential information, knowledge or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects); any confidential information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising); or any and all other trade secrets.

                          (B)     When requested by the CEO, the Executive will
deliver to METROBANK any and all documents, manuals, letters, memoranda, lists, papers, notes, reports, computer software, computer printouts, and similar materials, and all copies thereof, relating in any way to the confidential trade secrets referenced in Section 7(a), and will deliver to METROBANK any and all other property of METROBANK in the possession of or under the control of the Executive.

                          (C)     During the longer period of either the term
of his employment or one year from the Commencement Date the Officer shall not:
(i) solicit, cause, induce or encourage, directly or indirectly, any employee of METROBANK to leave its employ, or any independent contractor to terminate any independent contractor relationship with METROBANK; (ii) cause, induce or encourage, directly or indirectly, any customer or client of METROBANK to terminate or adversely change any relationship with METROBANK; (iii) cause, induce or encourage any potential supplier or customer to not enter into any business relationship with the Company; (d) directly or indirectly, including but not by way of limitation, as an owner, employee, employer, operator, investor, independent contractor, agent, stockholder, partner (general or limited), joint venturer, officer, director, consultant, franchisee, franchiser or co-worker, enter into, conduct, participate or engage in any form of business in the county of Los Angeles in the State of California, which are related to banking or operate a bank, bank holding company, savings and loan association, savings bank or other financial institution in said counties. Nothing in this Section 7(c) shall prevent Executive from owning as a passive investor less than 5% of the outstanding stock of any publicly traded company, including, without limitation, Comerica Incorporated.

                          (D)     Executive and METROBANK expressly agree and
understand that the provisions of this Section 7 shall survive without limitation any termination of this Agreement for any reason.

SECTION 8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to METROBANK at its headquarters and to the Executive at his address as on file with METROBANK provided that all notices to METROBANK shall be directed to the attention of the CEO of METROBANK, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

SECTION 9.                TAX WITHHOLDING.         METROBANK may withhold from
any amounts payable under this Agreement, or shall require the Executive to remit to METROBANK, all applicable Federal, State, local or other withholding taxes.

SECTION 10.               BINDING EFFECT.

         (A) This Agreement shall be binding upon the successors and assigns of METROBANK. METROBANK shall take whatever actions are necessary to ensure that any successor to its operations (whether by purchase, merger, consolidation, sale of substantially all assets or otherwise) assumes the obligations under this Agreement and shall cause such successor to evidence the assumption of such obligations in a written agreement satisfactory to the Executive.

         (B) This Agreement shall be binding upon the Executive and shall inure to the benefit of and be enforceable by his legal representatives and heirs. However, except as specified herein, the rights of the Executive under this Agreement shall not be assigned, transferred, pledged or otherwise encumbered.

SECTION 11.               AMENDMENT OR MODIFICATION OF AGREEMENT.   This
Agreement may not be modified or amended except by instrument in writing signed by the Executive and the CEO of METROBANK.

SECTION 12.               VALIDITY.

                          (A)     It is expressly understood and agreed that
although Executive and METROBANK consider the restrictions contained in Section 7 of this Agreement reasonable for the purpose of preserving for the Company goodwill, proprietary rights and going concern value, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in these paragraphs is an unenforceable restriction on the activities of Executive, the provisions of Section 7 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in Section 7 unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

                          (B)     The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall continue in full force and effect. If any portion of this Agreement is held to be excessively broad it shall not be rendered void but shall be construed by limiting or reducing the provision as required so that the provision as limited or reduced is reasonable and enforceable under applicable law.

SECTION 13.               LIMITATION ON RIGHTS.    Subject to the terms and
conditions set forth herein, this Agreement shall create no right in the Executive to continue in METROBANK's employment for any specific period of time, or to create any other rights in the Executive or obligations on the part of METROBANK.

SECTION 14. MISCELLANEOUS. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

SECTION 15.               CONDITION.       This Agreement is contingent upon
the consummation of the merger contemplated in the Merger Agreement. Should the merger not occur for whatever reason, this entire Employment Agreement shall be null and void.

SECTION 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, without taking into account principles of conflicts of laws.

SECTION 17.               ENTIRE AGREEMENT.        This Agreement, the Merger
Agreement and the documents and agreements delivered pursuant to the Merger Agreement represent the entire agreement and understanding of the parties with respect to the subject matter of the Agreement and it may not be altered or amended except by an agreement in writing.

SECTION 18.               ATTORNEYS' FEES.         If Executive or METROBANK
shall bring an action against the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay to the prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

                         IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.



Executive                                    METROBANK


/s/ Paul Alexander                           By: /s/ David L. Buell
- ------------------                           -----------------------------
                                             Name: David Buell
                                             Its:  Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Agreement is entered into as of May 2, 1995 by and between Metrobank ("METROBANK") and David Buell ("Executive").

                                  WITNESSETH:

         WHEREAS, METROBANK believes that it is in the best interests of METROBANK to continue the employment of the Executive in accordance with the terms and conditions of this Agreement, and the Executive wishes to accept employment under such terms;

         NOW, THEREFORE, in consideration of the mutual promises, the parties hereto agree as follows:

SECTION 1.                DEFINITIONS.     For purposes of this Agreement,
certain words and phrases are defined as follows:

                          (A)     "Agreement" shall mean this employment
agreement between the Executive and METROBANK, including any written amendments thereto.

                          (B)     "Cause" shall mean an act of misconduct
involving METROBANK or the Executive's failure to substantially perform his duties with METROBANK (other than such failure resulting from his incapacity due to physical or mental illness) which failure to substantially perform continues for any period after a written demand has been delivered to the Executive by the Chief Executive Officer of METROBANK (CEO) which specifically identifies the manner in which said official reasonably believes that the Executive has not substantially performed his duties. Examples of misconduct include, but are not limited to:

                                  (I)      any act of embezzlement, fraud,
dishonesty, breach of fiduciary duty to METROBANK or any applicable parent, subsidiary or affiliate of METROBANK;

                                  (II)     the deliberate disregard of the
rules, regulations, policies, procedures, or codes of ethical conduct of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK;

                                  (III)    the unauthorized disclosure of trade
secrets or confidential information of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK;

                                  (IV)     removal of the Executive by any
regulatory agency from an office of METROBANK or any applicable parent, subsidiary or affiliate;

                                  (V)      conviction for any felony or
criminal offense involving dishonesty; or

                                  (VI)     breach of Executive's Agreement Not
to Compete with METROBANK of even date herewith.

                          (C)     "Commencement Date" shall be the "Closing
Date" as defined in the May 3, 1995 Agreement and Plan of Reorganization and Merger by and among METROBANK, Comerica Holdings Incorporated and Comerica Incorporated ("Merger Agreement").

                          (D)     "METROBANK" shall mean METROBANK and any
successor thereto.

                          (E)     "Date of Termination" shall mean (i) if the
Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination has been given (provided that the Executive has not returned to the performance of his duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any reason other than in accordance with Sections 3(a)(i) or 3(a)(ii) hereof, thirty (30) days after a Notice of Termination has been given.

                          (F)     "Disability" for purposes of this Agreement
shall be defined as it is defined in the underlying Long-Term Disability Policy applicable to the Executive pursuant to Section 5(b) of this Agreement.

                          (G)     "Executive" shall mean David Buell.

                          (H)     "Expiration Date" shall mean the date one (1)
year after the Commencement Date.

                          (I)     "Notice of Termination" shall mean a written
notice issued by the Executive or by METROBANK specifying the termination provision of this Agreement that is being relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for the Executive's termination of employment under the indicated provision.

SECTION 2. OPERATION OF AGREEMENT. This Agreement shall be effective as of the date set forth in Section 3, below. The Executive shall be required to comply with all policies and procedures of METROBANK applicable to officers; provided, however, that the provisions of this Agreement shall supersede any conflicting written or oral policies, promises, representations, procedures or handbook provisions of METROBANK or any applicable parent, subsidiaries, or affiliates.

SECTION 3.                TERM OF AGREEMENT.

                          (A)     This Agreement shall be effective as of the
Commencement Date and, subject to Section 6 hereof, shall terminate upon the earlier of:

                                  (I)      The Expiration Date; or

                                  (II)     the termination of Executive's
employment due to death, retirement, Disability or Cause; or

                                  (III)    the Executive's voluntary
termination of his employment; or

                                  (IV)     the involuntary termination of
Executive's employment by METROBANK for any other reason.

                          Any purported termination of the Executive's
employment by METROBANK or by the Executive (except a termination pursuant to Section 3(a)(i) of this Agreement) shall be pursuant to a written Notice of Termination.

SECTION 4. SERVICES. During the term of this Agreement, the Executive shall serve METROBANK three days per week as either Chairman of METROBANK or Vice Chairman of any successor to METROBANK in positions relating to executive administration, general business development and customer retention, all as may be determined by the CEO of METROBANK. The Executive shall serve METROBANK faithfully and diligently. Executive's location of employment shall be in Los Angeles County.

SECTION 5.                SALARY AND BENEFITS.  At the Commencement Date:

                          (A)     METROBANK shall pay the Executive an
annualized base salary of $120,000 ("Base Salary") as compensation for his services hereunder, payable in equal installments in accordance with METROBANK's then applicable payroll practices for Senior Officers.

                          (B)    METROBANK hereby conveys to Executive the Bel
Air Country Club membership currently being utilized by Executive.

                          (C)     In addition to the Base Salary payable to the
Executive pursuant to Section 5(a), METROBANK will pay to Executive on the Commencement Date all accrued vacation pay and the Executive shall be entitled to only the following benefits during the term of this Agreement:

                                  (I)      participation in METROBANK's then
existing medical, dental, disability, automobile and sick leave programs. All sick leave accrued as of the Commencement Date shall continue through the term of this Agreement or until used.

                                  (II)     continued reimbursement of the club
dues and costs not to exceed $1,000 and business related expenses being reimbursed by METROBANK on the date hereof, consistent with the reimbursement practices currently in effect;

                                  (III)    12 days of paid vacation during the
term of this Agreement.

                                  (IV)     continued use of Executive's current
office space, or if METROBANK vacates the Metrobank Plaza building, comparable space in one of METROBANK's premises in the Los Angeles area, and continued use of Executive's current executive assistant (Sharon Canup) on the basis of three days per week, for so long as such assistant remains employed by METROBANK during the term of this Agreement. METROBANK shall offer to employ Ms. Canup upon the terms set forth in Exhibit A hereto in a contract with termination and other provisions substantially similar to this Agreement. Ms. Canup shall be an intended third party beneficiary of the foregoing, with the full right to enforce such provisions against METROBANK.

                          (D)     Other than as specifically provided in this
Agreement, the Executive shall not be eligible to participate in or receive benefits pursuant to any other plan, program, policy or agreement of METROBANK or any applicable parent, subsidiaries or affiliates, including but not limited to any bonus, severance or salary continuation pay or benefits plan. Provided, however, that nothing in this Section 5(c) shall have any effect upon any right in any plan of METROBANK which vested prior to the Commencement Date (including any right to indemnification granted to the Executive by METROBANK and any stock options from METROBANK or its affiliates, including Comerica).

SECTION 6. TERMINATION DURING THE TERM OF THE AGREEMENT. During the term of this Agreement, the Executive may be terminated by METROBANK for Cause, Disability, death or without Cause and the Executive may voluntarily terminate his employment with METROBANK.

                          (A)     In the event of his termination by METROBANK
for Cause, or upon his voluntary termination during the term of this Agreement, the Executive shall receive any unpaid Base Salary accrued through his date of termination and any benefits he is entitled to receive under Section 5 through the date of termination.

                          (B)     In the event of his termination for
Disability or death during the term of this Agreement, the Executive, or his estate, if applicable, shall receive any unpaid Base Salary accrued through his date of termination and the benefits that he or his estate is eligible to receive under the then applicable employee benefit plans outlined in Section 5(b).

                          (C)     In the event of his termination without
Cause, the Executive shall receive the Base Salary under Section 5(a) of this Agreement from the date of termination until the Expiration Date and any benefits he is entitled to receive under the then applicable employee benefit plans outlined in Sections 5(b) through the Expiration Date.

SECTION 7.                DISCLOSURE OF INFORMATION.

                          (A)     The Executive agrees that, during his term of
employment or at any time thereafter, he will not divulge to any other person or entity, any details of the confidential business or affairs of METROBANK or its parents, subsidiaries or affiliates (including without limitation, financial information, organizational structure, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements); any customer or advertising lists; any confidential information, knowledge or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects); any confidential information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising); or any and all other trade secrets.

                          (B)     When requested by the CEO, the Executive will
deliver to METROBANK any and all documents, manuals, letters, memoranda, lists, papers, notes, reports, computer software, computer printouts, and similar materials, and all copies thereof, relating in any way to the confidential trade secrets referenced in Section 7(a), and will deliver to METROBANK any and all other property of METROBANK in the possession of or under the control of the Executive.

SECTION 8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to METROBANK at its headquarters and to the Executive at his address as on file with METROBANK provided that all notices to METROBANK shall be directed to the attention of the CEO of METROBANK, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

SECTION 9.                TAX WITHHOLDING.         METROBANK may withhold from
any amounts payable under this Agreement, or shall require the Executive to remit to METROBANK, all applicable Federal, State, local or other withholding taxes.

SECTION 10.               BINDING EFFECT.

         (A) This Agreement shall be binding upon the successors and assigns of METROBANK. METROBANK shall take whatever actions are necessary to ensure that any successor to its operations (whether by purchase, merger, consolidation, sale of substantially all assets or otherwise) assumes the obligations under this Agreement and shall cause such successor to evidence the assumption of such obligations in a written agreement satisfactory to the Executive.

         (B) This Agreement shall be binding upon the Executive and shall inure to the benefit of and be enforceable by his legal representatives and heirs. However, except as specified herein, the rights of the Executive under this Agreement shall not be assigned, transferred, pledged or otherwise encumbered.

SECTION 11.               AMENDMENT OR MODIFICATION OF AGREEMENT.   This
Agreement may not be modified or amended except by instrument in writing signed by the Executive and the CEO of METROBANK.

SECTION 12.               VALIDITY.        The invalidity or unenforceability
of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall continue in full force and effect. If any portion of this Agreement is held to be excessively broad it shall not be rendered void but shall be construed by limiting or reducing the provision as required so that the provision as limited or reduced is reasonable and enforceable under applicable law.

SECTION 13.               LIMITATION ON RIGHTS.    Subject to the terms and
conditions set forth herein, this Agreement shall create no right in the Executive to continue in METROBANK's employment for any specific period of time, or to create any other rights in the Executive or obligations on the part of METROBANK.

SECTION 14. MISCELLANEOUS. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

SECTION 15.               CONDITION.       This Agreement is contingent upon
the consummation of the merger contemplated in the Merger Agreement. Should the merger not occur for whatever reason, this entire Employment Agreement shall be null and void.

SECTION 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, without taking into account principles of conflicts of laws.

SECTION 17.               ENTIRE AGREEMENT.        This Agreement, the Merger
Agreement and the documents and agreements delivered pursuant to the Merger Agreement represent the entire agreement and understanding of the parties with respect to the subject matter of the Agreement and it may not be altered or amended except by an agreement in writing.

SECTION 18.               ATTORNEYS' FEES.         If Executive or METROBANK
shall bring an action against the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay to the prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

                          IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.


Executive                                       METROBANK


/s/ David Buell                                 By: /s/ Douglas Krause
- ---------------                                 ----------------------------
                                                Name:Douglas Krause
                                                Its: General Counsel

                                   Exhibit A


1.          Title                Senior Vice President

2.          Responsibility       Administrative support and banking liaison to
                                 former Metrobank directors and chairman

3.          Reporting            Metrobank's chairman

4.          Salary               $60,000 annually; $5,000 monthly


5.          Bonus/Options        None

6.          Company Auto         None

7.          Benefits             Standard Metrobank medical and dental plan for
                                 full-time employees; 12 days annual paid vacation, with accrued sick time to be carried over. Metrobank accrued vacation to be paid to employee in full at acquisition close.

8.          Schedule             Three days per week.

9.          Contract             One year

10.         Severance Payment    $160,000 upon close of
                                 acquisition

11.         Clubs                None

12.         Office               Employee will retain existing Westwood office
                                 or comparable space in one of METROBANK's premises in the Los Angeles area during the contract period.

                              EMPLOYMENT AGREEMENT

         This Agreement is entered into as of May 2, 1995 by and between Metrobank ("METROBANK") and Robert Bulseco ("Executive").

                                  WITNESSETH:

         WHEREAS, METROBANK believes that it is in the best interests of METROBANK to continue the employment of the Executive on and after the consummation of the transactions contemplated in the May 2, 1995 Agreement and Plan of Reorganization and Merger by and among METROBANK, Comerica Holdings Incorporated and Comerica Incorporated ("Merger Agreement") in accordance with the terms and conditions of this Agreement, and the Executive wishes to accept employment under such terms;

         NOW, THEREFORE, in consideration of the mutual promises, the parties hereto agree as follows:

SECTION 1.                DEFINITIONS.     For purposes of this Agreement,
certain words and phrases are defined as follows:

                          (A)     "Agreement" shall mean this employment
agreement between the Executive and METROBANK, including any written amendments thereto.

                          (B)     "Cause" shall mean an act of misconduct
involving METROBANK or the Executive's failure to substantially perform his duties with METROBANK (other than such failure resulting from his incapacity due to physical or mental illness) which failure to substantially perform continues for any period after a written demand has been delivered to the Executive by the Chief Executive Officer of METROBANK (CEO) which specifically identifies the manner in which said official reasonably believes that the Executive has not substantially performed his duties. Examples of misconduct
include, but are not limited to:       (I) any act of embezzlement, fraud,
dishonesty, breach of fiduciary duty to METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (II) the deliberate disregard of the rules, regulations, policies, procedures, or codes of ethical conduct of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (III) the unauthorized disclosure of trade secrets or confidential information of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (IV) removal of the Executive by any regulatory agency from an office of METROBANK or any applicable parent, subsidiary or affiliate; (V) conviction for any felony or criminal offense involving dishonesty; or (VI) breach of Executive's covenant not to compete contained in Section 7.

                          (C)     "Commencement Date" shall be the "Closing
Date" as defined in the Merger Agreement.

                          (D)     "METROBANK" shall mean METROBANK and any
successor thereto.

                          (E)     "Date of Termination" shall mean (i) if the
Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination has been given (provided that the Executive has not returned to the performance of his duties during such thirty (30) day period);
(ii) if the Executive's employment is terminated for any reason other than in accordance with Subsections 3(i) or 3(ii) hereof, thirty (30) days after a Notice of Termination has been given; and (iii) if the Executive's employment is terminated due to an event described in Subsections 3(i) or 3(ii) hereof, on the date of the occurrence of such event.

                          (F)     "Disability" for purposes of this Agreement
shall be defined as it is defined in METROBANK's or any successor's Long-Term Disability Policy applicable to the Executive from time to time.

                          (G)     "Executive" shall mean Robert Bulseco

                          (H)     "Expiration Date" shall mean the date two (2)
years after the Commencement Date.

                          (I)     "Notice of Termination" shall mean a written
notice issued by the Executive or by METROBANK specifying the termination provision of this Agreement that is being relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for the Executive's termination of employment under the indicated provision.

SECTION 2. OPERATION OF AGREEMENT. This Agreement shall be effective as of the date set forth in Section 3, below. The Executive shall be required to comply with all policies and procedures of METROBANK applicable to officers; provided, however, that the provisions of this Agreement shall supersede any conflicting written or oral policies, promises, representations, procedures or handbook provisions of METROBANK or any applicable parent, subsidiaries, or affiliates.

SECTION 3. TERM OF AGREEMENT. This Agreement shall be effective as of the Commencement Date and, subject to Section 6 hereof, shall terminate upon the earlier of: (I) The Expiration Date; or (II) the termination of Executive's employment due to death, retirement, Disability or Cause; or (III) the Executive's voluntary termination of his employment; or
(IV) the involuntary termination of Executive's employment by METROBANK for any other reason. Any purported termination of the Executive's employment by METROBANK or by the Executive (except a termination pursuant to Subsections 3(i) and (ii) of this Agreement) shall be pursuant to a written Notice of Termination.

SECTION 4. SERVICES. During the term of this Agreement, the Executive shall devote his full time services to METROBANK as an executive officer of METROBANK or any successor to METROBANK in positions consistent with his existing responsibilities, as may be determined by the CEO of METROBANK. The Executive shall serve METROBANK faithfully and diligently and shall devote his best efforts, energies and skills to the discharge of his duties and responsibilities under this Agreement.

SECTION 5.                SALARY AND BENEFITS.  On and after the Commencement
Date:

                          (A)     METROBANK shall pay the Executive an
annualized base salary of $145,000 ("Base Salary") as compensation for his services hereunder, payable in equal installments in accordance with METROBANK's then applicable payroll practices for Senior Officers.

                          (B)    In addition to the Base Salary payable to the
Executive pursuant to Section 5(a), METROBANK Executive shall be entitled to the following benefits during the term of this Agreement: (I) participation in METROBANK's then existing vacation, medical, dental, disability, automobile and sick leave programs and any other benefit programs (except as excluded by Section 5(c) below), provided by METROBANK or any successor from time to time to executive officers. All sick leave accrued as of the Commencement Date shall continue through the term of this Agreement or until used; (II) continued reimbursement of the club dues and business related expenses being reimbursed by METROBANK on the date hereof, consistent with the reimbursement practices currently in effect; (III) payment of a bonus of $22,950 on the date that is one year from the Commencement Date; and (IV) grant of options to purchase no less than 3,000 shares of Comerica Incorporated stock pursuant to Comerica Incorporated's then existing stock option plan.

                          (C)     Other than as specifically provided in this
Agreement, the Executive shall not be eligible to participate in or receive benefits pursuant to any other plan, program, policy or agreement of METROBANK or any applicable parent, subsidiaries or affiliates, including but not limited to any bonus, severance or salary continuation pay or benefits plan; provided, however, that nothing in this Section 5(c) shall have any effect upon any right in any plan of METROBANK which vested prior to the Commencement Date (including any right to METROBANK's 1995 bonus prior to the Commencement Date, indemnification granted to the Executive by METROBANK and any stock options from METROBANK or its affiliates, including Comerica).

                          (D)     As consideration for Executive's covenant not
to compete contained in Subsection 7(c), on the date that is one year from the Commencement Date (provided there has been no breach by Executive of Subsection 7(c)): (i) METROBANK shall make a cash lump sum payment of $20,000 to Executive; and (ii) METROBANK shall pay Executive the sum of $22,900; provided, however, that in the event this Agreement is terminated at any time during the one year period beginning on the Commencement Date for any reason other than Executive's breach of Subsection 7(c), and if Executive is not then in breach of Subsection 7(c), METROBANK shall then begin monthly payments of $1,912.50(to begin on the first day of the month immediately following such termination) through the remainder of such one year period, and shall pay the balance of said sum of $22,900 not then already paid in one lump sum at the expiration of such one year period.

SECTION 6. TERMINATION DURING THE TERM OF THE AGREEMENT. During the term of this Agreement, the Executive may be terminated by METROBANK for Cause, Disability, death or without Cause and the Executive may voluntarily terminate his employment with METROBANK.

                          (A)     In the event of his termination by METROBANK
for Cause, or upon his voluntary termination during the term of this Agreement, the Executive shall receive any unpaid Base Salary accrued through his date of termination, any benefits he is entitled to receive under Section 5 through the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (B)     In the event of his termination for
Disability or death during the term of this Agreement, the Executive, or his estate, if applicable, shall receive any unpaid Base Salary accrued through his date of termination and the benefits that he or his estate is eligible to receive under the then applicable employee benefit plans outlined in Section 5(b).

                          (C)     In the event of his termination without Cause
in the first year after the Commencement Date, the Executive shall receive the Base Salary under Section 5(a) of this Agreement for a period of one year from the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (D)     In the event of his termination without Cause
in the second year after the Commencement Date, the Executive shall receive no less the Base Salary under Section 5(a) of this Agreement for a period of six months from the date of termination.

SECTION 7.                DISCLOSURE OF INFORMATION/COVENANT NOT TO COMPETE.

                          (A)     The Executive agrees that, during his term of
employment or at any time thereafter, he will not divulge to any other person or entity, any details of the confidential business or affairs of METROBANK or its parents, subsidiaries or affiliates (including without limitation, financial information, organizational structure, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements); any customer or advertising lists; any confidential information, knowledge or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects); any confidential information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising); or any and all other trade secrets.

                          (B)     When requested by the CEO, the Executive will
deliver to METROBANK any and all documents, manuals, letters, memoranda, lists, papers, notes, reports, computer software, computer printouts, and similar materials, and all copies thereof, relating in any way to the confidential trade secrets referenced in Section 7(a), and will deliver to METROBANK any and all other property of METROBANK in the possession of or under the control of the Executive.

                          (C)     During the longer period of either the term
of his employment or one year from the Commencement Date the Officer shall not:
(i) solicit, cause, induce or encourage, directly or indirectly, any employee of METROBANK to leave its employ, or any independent contractor to terminate any independent contractor relationship with METROBANK; (ii) cause, induce or encourage, directly or indirectly, any customer or client of METROBANK to terminate or adversely change any relationship with METROBANK; (iii) cause, induce or encourage any potential supplier or customer to not enter into any business relationship with the Company; (d) directly or indirectly, including but not by way of limitation, as an owner, employee, employer, operator, investor, independent contractor, agent, stockholder, partner (general or limited), joint venturer, officer, director, consultant, franchisee, franchiser or co-worker, enter into, conduct, participate or engage in any form of business in the county of Los Angeles in the State of California, which are related to banking or operate a bank, bank holding company, savings and loan association, savings bank or other financial institution in said counties. Nothing in this Section 7(c) shall prevent Executive from owning as a passive investor less than 5% of the outstanding stock of any publicly traded company, including, without limitation, Comerica Incorporated.

                          (D)     Executive and METROBANK expressly agree and
understand that the provisions of this Section 7 shall survive without limitation any termination of this Agreement for any reason.

SECTION 8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to METROBANK at its headquarters and to the Executive at his address as on file with METROBANK provided that all notices to METROBANK shall be directed to the attention of the CEO of METROBANK, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

SECTION 9.                TAX WITHHOLDING.         METROBANK may withhold from
any amounts payable under this Agreement, or shall require the Executive to remit to METROBANK, all applicable Federal, State, local or other withholding taxes.

SECTION 10.               BINDING EFFECT.

         (A) This Agreement shall be binding upon the successors and assigns of METROBANK. METROBANK shall take whatever actions are necessary to ensure that any successor to its operations (whether by purchase, merger, consolidation, sale of substantially all assets or otherwise) assumes the obligations under this Agreement and shall cause such successor to evidence the assumption of such obligations in a written agreement satisfactory to the Executive.

         (B) This Agreement shall be binding upon the Executive and shall inure to the benefit of and be enforceable by his legal representatives and heirs. However, except as specified herein, the rights of the Executive under this Agreement shall not be assigned, transferred, pledged or otherwise encumbered.

SECTION 11.               AMENDMENT OR MODIFICATION OF AGREEMENT.   This
Agreement may not be modified or amended except by instrument in writing signed by the Executive and the CEO of METROBANK.

SECTION 12.               VALIDITY.

                          (A)     It is expressly understood and agreed that
although Executive and METROBANK consider the restrictions contained in Section 7 of this Agreement reasonable for the purpose of preserving for the Company goodwill, proprietary rights and going concern value, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in these paragraphs is an unenforceable restriction on the activities of Executive, the provisions of Section 7 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in Section 7 unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

                          (B)     The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall continue in full force and effect. If any portion of this Agreement is held to be excessively broad it shall not be rendered void but shall be construed by limiting or reducing the provision as required so that the provision as limited or reduced is reasonable and enforceable under applicable law.

SECTION 13.               LIMITATION ON RIGHTS.    Subject to the terms and
conditions set forth herein, this Agreement shall create no right in the Executive to continue in METROBANK's employment for any specific period of time, or to create any other rights in the Executive or obligations on the part of METROBANK.

SECTION 14. MISCELLANEOUS. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

SECTION 15.               CONDITION.       This Agreement is contingent upon
the consummation of the merger contemplated in the Merger Agreement. Should the merger not occur for whatever reason, this entire Employment Agreement shall be null and void.

SECTION 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, without taking into account principles of conflicts of laws.

SECTION 17.               ENTIRE AGREEMENT.        This Agreement, the Merger
Agreement and the documents and agreements delivered pursuant to the Merger Agreement represent the entire agreement and understanding of the parties with respect to the subject matter of the Agreement and it may not be altered or amended except by an agreement in writing.

SECTION 18.               ATTORNEYS' FEES.         If Executive or METROBANK
shall bring an action against the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay to the prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

                          IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.


Executive                                                   METROBANK


/s/ Robert Bulseco                                 By: /s/ David Buell
- ------------------                                     -------------------------
                                                   Name: David Buell
                                                   Its:  Chief Executive Officer

                              EMPLOYMENT AGREEMENT

  This Agreement is entered into as of June 9, 1995 by and between Metrobank ("METROBANK") and Scott T. Monson ("Executive").

                                  WITNESSETH:

  WHEREAS, METROBANK believes that it is in the best interests of METROBANK to continue the employment of the Executive on and after the consummation of the transactions contemplated in the May 2, 1995 Agreement and Plan of Reorganization and Merger by and among METROBANK, Comerica Holdings Incorporated and Comerica Incorporated ("Merger Agreement") in accordance with the terms and conditions of this Agreement, and the Executive wishes to accept employment under such terms;

  NOW, THEREFORE, in consideration of the mutual promises, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement, certain words and phrases are defined as follows:

     (A) "Agreement" shall mean this employment agreement between the Executive and METROBANK, including any written amendments thereto.

     (B) "Cause" shall mean an act of misconduct involving METROBANK or the Executive's failure to substantially perform his duties with METROBANK (other than such failure resulting from his incapacity due to physical or mental illness) which failure to substantially perform continues for any period after a written demand has been delivered to the Executive by the Chief Executive Officer of METROBANK (CEO) which specifically identifies the manner in which said official reasonably believes that the Executive has not substantially performed his duties. Examples of misconduct include, but are not limited to:
(I) any act of embezzlement, fraud, dishonesty, breach of fiduciary duty to METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (II) the deliberate disregard of the rules, regulations, policies, procedures, or codes of ethical conduct of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (III) the unauthorized disclosure of trade secrets or confidential information of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (IV) removal of the Executive by any regulatory agency from an office of METROBANK or any applicable parent, subsidiary or affiliate;
(V) conviction for any felony or criminal offense involving dishonesty; or (VI) breach of Executive's covenant not to compete contained in Section 7.

     (C) "Commencement Date" shall be the "Closing Date" as defined in the Merger Agreement.

     (D)  "METROBANK" shall mean METROBANK and any successor thereto.

     (E) "Date of Termination" shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination has been given (provided that the Executive has not returned to the performance of his duties during such thirty (30) day period); (ii) if the Executive's employment is terminated for any reason other than in accordance with Subsections 3(i) or 3(ii) hereof, thirty (30) days after a Notice of Termination has been given; and (iii) if the Executive's employment is terminated due to an event described in Subsections 3(i) or 3(ii) hereof, on the date of the occurrence of such event.

     (F) "Disability" for purposes of this Agreement shall be defined as it is defined in METROBANK's or any successor's Long-Term Disability Policy applicable to the Executive from time to time.

     (G)  "Executive" shall mean Scott T. Monson.

     (H) "Expiration Date" shall mean the date two (2) years after the Commencement Date.

     (I) "Notice of Termination" shall mean a written notice issued by the Executive or by METROBANK specifying the termination provision of this Agreement that is being relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for the Executive's termination of employment under the indicated provision.

SECTION 2. OPERATION OF AGREEMENT. This Agreement shall be effective as of the date set forth in Section 3, below. The Executive shall be required to comply with all policies and procedures of METROBANK applicable to officers; provided, however, that the provisions of this Agreement shall supersede any conflicting written or oral policies, promises, representations, procedures or handbook provisions of METROBANK or any applicable parent, subsidiaries, or affiliates.

SECTION 3. TERM OF AGREEMENT. This Agreement shall be effective as of the Commencement Date and, subject to Section 6 hereof, shall terminate upon the earlier of: (I) The Expiration Date; or (II) the termination of Executive's employment due to death, retirement, Disability or Cause; or (III) the Executive's voluntary termination of his employment; or (IV) the involuntary termination of Executive's employment by METROBANK for any other reason. Any purported termination of the Executive's employment by METROBANK or by the Executive (except a termination pursuant to Subsections 3(i) and (ii) of this Agreement) shall be pursuant to a written Notice of Termination.

SECTION 4. SERVICES. During the term of this Agreement, the Executive shall devote his full time services to METROBANK as an executive officer of METROBANK or any successor to METROBANK in positions consistent with his existing responsibilities, as may be determined by the CEO of METROBANK. The Executive shall serve METROBANK faithfully and diligently and shall devote his best efforts, energies and skills to the discharge of his duties and responsibilities under this Agreement.

SECTION 5.    SALARY AND BENEFITS.  On and after the Commencement Date:

     (A) METROBANK shall pay the Executive an annualized base salary of $145,000 ("Base Salary") as compensation for his services hereunder, payable in equal installments in accordance with METROBANK's then applicable payroll practices for Senior Officers.

     (B)    In addition to the Base Salary payable to the Executive pursuant to
Section 5(a), METROBANK Executive shall be entitled to the following benefits during the term of this Agreement: (I) participation in METROBANK's then existing vacation, medical, dental, disability, automobile and sick leave programs and any other benefit programs (except as excluded by Section 5(c) below), provided by METROBANK or any successor from time to time to executive officers. All sick leave accrued as of the Commencement Date shall continue through the term of this Agreement or until used; (II) continued reimbursement of the club dues and business related expenses being reimbursed by METROBANK on the date hereof, consistent with the reimbursement practices currently in effect; (III) payment of a bonus of $22,950 on the date that is one year from the Commencement Date; and (IV) grant of options to purchase no less than 3,000 shares of Comerica Incorporated stock pursuant to Comerica Incorporated's then existing stock option plan.

     (C) Other than as specifically provided in this Agreement, the Executive shall not be eligible to participate in or receive benefits pursuant to any other plan, program, policy or agreement of METROBANK or any applicable parent, subsidiaries or affiliates, including but not limited to any bonus, severance or salary continuation pay or benefits plan; provided, however, that nothing in this Section 5(c) shall have any effect upon any right in any plan of METROBANK which vested prior to the Commencement Date (including any right to METROBANK's 1995 bonus prior to the Commencement Date, indemnification granted to the Executive by METROBANK and any stock options from METROBANK or its affiliates, including Comerica).

     (D) As consideration for Executive's covenant not to compete contained in Subsection 7(c), on the date that is one year from the Commencement Date (provided there has been no breach by Executive of Subsection 7(c)): (i) METROBANK shall make a cash lump sum payment of $20,000 to Executive; and (ii) METROBANK shall pay Executive the sum of $22,900; provided, however, that in the event this Agreement is terminated at any time during the one year period beginning on the Commencement Date for any reason other than Executive's breach of Subsection 7(c), and if Executive is not then in breach of Subsection 7(c), METROBANK shall then begin monthly payments of $1,912.50 (to begin on the first day of the month immediately following such termination) through the remainder of such one year period, and shall pay the balance of said sum of $22,900 not then already paid in one lump sum at the expiration of such one year period.

SECTION 6. TERMINATION DURING THE TERM OF THE AGREEMENT. During the term of this Agreement, the Executive may be terminated by METROBANK for Cause, Disability, death or without Cause and the Executive may voluntarily terminate his employment with METROBANK.

     (A) In the event of his termination by METROBANK for Cause, or upon his voluntary termination during the term of this Agreement, the Executive shall receive any unpaid Base Salary accrued through his date of termination, any benefits he is entitled to receive under Section 5 through the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

     (B) In the event of his termination for Disability or death during the term of this Agreement, the Executive, or his estate, if applicable, shall receive any unpaid Base Salary accrued through his date of termination and the benefits that he or his estate is eligible to receive under the then applicable employee benefit plans outlined in Section 5(b).

     (C) In the event of his termination without Cause in the first year after the Commencement Date, the Executive shall receive the Base Salary under
Section 5(a) of this Agreement for a period of one year from the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

     (D) In the event of his termination without Cause in the second year after the Commencement Date, the Executive shall receive no less the Base Salary under Section 5(a) of this Agreement for a period of six months from the date of termination.

SECTION 7.    DISCLOSURE OF INFORMATION/COVENANT NOT TO COMPETE.

     (A) The Executive agrees that, during his term of employment or at any time thereafter, he will not divulge to any other person or entity, any details of the confidential business or affairs of METROBANK or its parents, subsidiaries or affiliates (including without limitation, financial information, organizational structure, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements); any customer or advertising lists; any confidential information, knowledge or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects); any confidential information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising); or any and all other trade secrets.

     (B) When requested by the CEO, the Executive will deliver to METROBANK any and all documents, manuals, letters, memoranda, lists, papers, notes, reports, computer software, computer printouts, and similar materials, and all copies thereof, relating in any way to the confidential trade secrets referenced in Section 7(a), and will deliver to METROBANK any and all other property of METROBANK in the possession of or under the control of the Executive.

     (C) During the longer period of either the term of his employment or one year from the Commencement Date the Officer shall not: (i) solicit, cause, induce or encourage, directly or indirectly, any employee of METROBANK to leave its employ, or any independent contractor to terminate any independent contractor relationship with METROBANK; (ii) cause, induce or encourage, directly or indirectly, any customer or client of METROBANK to terminate or adversely change any relationship with METROBANK; (iii) cause, induce or encourage any potential supplier or customer to not enter into any business relationship with the Company; (d) directly or indirectly, including but not by way of limitation, as an owner, employee, employer, operator, investor, independent contractor, agent, stockholder, partner (general or limited), joint venturer, officer, director, consultant, franchisee, franchiser or co-worker, enter into, conduct, participate or engage in any form of business in the county of Los Angeles in the State of California, which are related to banking or operate a bank, bank holding company, savings and loan association, savings bank or other financial institution in said counties. Nothing in this Section 7(c) shall prevent Executive from owning as a passive investor less than 5% of the outstanding stock of any publicly traded company, including, without limitation, Comerica Incorporated.

     (D) Executive and METROBANK expressly agree and understand that the provisions of this Section 7 shall survive without limitation any termination of this Agreement for any reason.

SECTION 8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to METROBANK at its headquarters and to the Executive at his address as on file with METROBANK provided that all notices to METROBANK shall be directed to the attention of the CEO of METROBANK, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

SECTION 9. TAX WITHHOLDING. METROBANK may withhold from any amounts payable under this Agreement, or shall require the Executive to remit to METROBANK, all applicable Federal, State, local or other withholding taxes.

SECTION 10.    BINDING EFFECT.

  (A) This Agreement shall be binding upon the successors and assigns of METROBANK. METROBANK shall take whatever actions are necessary to ensure that any successor to its operations (whether by purchase, merger, consolidation, sale of substantially all assets or otherwise) assumes the obligations under this Agreement and shall cause such successor to evidence the assumption of such obligations in a written agreement satisfactory to the Executive.

  (B) This Agreement shall be binding upon the Executive and shall inure to the benefit of and be enforceable by his legal representatives and heirs. However, except as specified herein, the rights of the Executive under this Agreement shall not be assigned, transferred, pledged or otherwise encumbered.

SECTION 11. AMENDMENT OR MODIFICATION OF AGREEMENT. This Agreement may not be modified or amended except by instrument in writing signed by the Executive and the CEO of METROBANK.

SECTION 12.    VALIDITY.

     (A) It is expressly understood and agreed that although Executive and METROBANK consider the restrictions contained in Section 7 of this Agreement reasonable for the purpose of preserving for the Company goodwill, proprietary rights and going concern value, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in these paragraphs is an unenforceable restriction on the activities of Executive, the provisions of Section 7 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in Section 7 unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

     (B) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall continue in full force and effect. If any portion of this Agreement is held to be excessively broad it shall not be rendered void but shall be construed by limiting or reducing the provision as required so that the provision as limited or reduced is reasonable and enforceable under applicable law.

SECTION 13.    LIMITATION ON RIGHTS.   Subject to the terms and conditions set
forth herein, this Agreement shall create no right in the Executive to continue in METROBANK's employment for any specific period of time, or to create any other rights in the Executive or obligations on the part of METROBANK.

SECTION 14. MISCELLANEOUS. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

SECTION 15. CONDITION. This Agreement is contingent upon the consummation of the merger contemplated in the Merger Agreement. Should the merger not occur for whatever reason, this entire Employment Agreement shall be null and void.

SECTION 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, without taking into account principles of conflicts of laws.

SECTION 17. ENTIRE AGREEMENT. This Agreement, the Merger Agreement and the documents and agreements delivered pursuant to the Merger Agreement represent the entire agreement and understanding of the parties with respect to the subject matter of the Agreement and it may not be altered or amended except by an agreement in writing.

SECTION 18.    ATTORNEYS' FEES.   If Executive or METROBANK shall bring an
action against the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay to the prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


Executive                                     METROBANK


/s/ Scott T. Monson                           By: /s/ David L. Buell
- -------------------                           ----------------------------
Scott T. Monson                               Name: David L. Buell
                                              Its:  Chief Executive Officer

                              EMPLOYMENT AGREEMENT

         This Agreement is entered into as of May 2, 1995 by and between Metrobank ("METROBANK") and Paul Stroube ("Executive").

                                  WITNESSETH:

         WHEREAS, METROBANK believes that it is in the best interests of METROBANK to continue the employment of the Executive on and after the consummation of the transactions contemplated in the May 2, 1995 Agreement and Plan of Reorganization and Merger by and among METROBANK, Comerica Holdings Incorporated and Comerica Incorporated ("Merger Agreement") in accordance with the terms and conditions of this Agreement, and the Executive wishes to accept employment under such terms;

         NOW, THEREFORE, in consideration of the mutual promises, the parties hereto agree as follows:

SECTION 1.                DEFINITIONS.     For purposes of this Agreement,
certain words and phrases are defined as follows:

                          (A)     "Agreement" shall mean this employment
agreement between the Executive and METROBANK, including any written amendments thereto.

                          (B)     "Cause" shall mean an act of misconduct
involving METROBANK or the Executive's failure to substantially perform his duties with METROBANK (other than such failure resulting from his incapacity due to physical or mental illness) which failure to substantially perform continues for any period after a written demand has been delivered to the Executive by the Chief Executive Officer of METROBANK (CEO) which specifically identifies the manner in which said official reasonably believes that the Executive has not substantially performed his duties. Examples of misconduct
include, but are not limited to:       (I) any act of embezzlement, fraud,
dishonesty, breach of fiduciary duty to METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (II) the deliberate disregard of the rules, regulations, policies, procedures, or codes of ethical conduct of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (III) the unauthorized disclosure of trade secrets or confidential information of METROBANK or any applicable parent, subsidiary or affiliate of METROBANK; (IV) removal of the Executive by any regulatory agency from an office of METROBANK or any applicable parent, subsidiary or affiliate; (V) conviction for any felony or criminal offense involving dishonesty; or (VI) breach of Executive's covenant not to compete contained in Section 7.

                          (C)     "Commencement Date" shall be the "Closing
Date" as defined in the Merger Agreement.

                          (D)     "METROBANK" shall mean METROBANK and any
successor thereto.

                          (E)     "Date of Termination" shall mean (i) if the
Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination has been given (provided that the Executive has not returned to the performance of his duties during such thirty (30) day period);
(ii) if the Executive's employment is terminated for any reason other than in accordance with Subsections 3(i) or 3(ii) hereof, thirty (30) days after a Notice of Termination has been given; and (iii) if the Executive's employment is terminated due to an event described in Subsections 3(i) or 3(ii) hereof, on the date of the occurrence of such event.

                          (F)     "Disability" for purposes of this Agreement
shall be defined as it is defined in METROBANK's or any successor's Long-Term Disability Policy applicable to the Executive from time to time.

                          (G)     "Executive" shall mean Paul Stroube.

                          (H)     "Expiration Date" shall mean the date two
(2) years after the Commencement Date.

                          (I)     "Notice of Termination" shall mean a written
notice issued by the Executive or by METROBANK specifying the termination provision of this Agreement that is being relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for the Executive's termination of employment under the indicated provision.

SECTION 2. OPERATION OF AGREEMENT. This Agreement shall be effective as of the date set forth in Section 3, below. The Executive shall be required to comply with all policies and procedures of METROBANK applicable to officers; provided, however, that the provisions of this Agreement shall supersede any conflicting written or oral policies, promises, representations, procedures or handbook provisions of METROBANK or any applicable parent, subsidiaries, or affiliates.

SECTION 3.                TERM OF AGREEMENT.       This Agreement shall be
effective as of the Commencement Date and, subject to Section 6 hereof, shall terminate upon the earlier of: (I) The Expiration Date; or (II) the termination of Executive's employment due to death, retirement, Disability or Cause; or (III) the Executive's voluntary termination of his employment; or
(IV) the involuntary termination of Executive's employment by METROBANK for any other reason. Any purported termination of the Executive's employment by METROBANK or by the Executive (except a termination pursuant to Subsections 3(i) and (ii) of this Agreement) shall be pursuant to a written Notice of Termination.

SECTION 4. SERVICES. During the term of this Agreement, the Executive shall devote his full time services to METROBANK as an executive officer of METROBANK or any successor to METROBANK in positions consistent with his existing responsibilities, as may be determined by the CEO of METROBANK. The Executive shall serve METROBANK faithfully and diligently and shall devote his best efforts, energies and skills to the discharge of his duties and responsibilities under this Agreement.

SECTION 5.                SALARY AND BENEFITS.  On and after the Commencement
Date:

                          (A)     METROBANK shall pay the Executive an
annualized base salary of $145,000 ("Base Salary") as compensation for his services hereunder, payable in equal installments in accordance with METROBANK's then applicable payroll practices for Senior Officers.

                          (B)    In addition to the Base Salary payable to the
Executive pursuant to Section 5(a), METROBANK Executive shall be entitled to the following benefits during the term of this Agreement: (I) participation in METROBANK's then existing vacation, medical, dental, disability, automobile and sick leave programs and any other benefit programs (except as excluded by Section 5(c) below), provided by METROBANK or any successor from time to time to executive officers. All sick leave accrued as of the Commencement Date shall continue through the term of this Agreement or until used; (II) continued reimbursement of the club dues and business related expenses being reimbursed by METROBANK on the date hereof, consistent with the reimbursement practices currently in effect; (III) payment of a bonus of $22,950 on the date that is one year from the Commencement Date; and (IV) grant of options to purchase no less than 3,000 shares of Comerica Incorporated stock pursuant to Comerica Incorporated's then existing stock option plan.

                          (C)     Other than as specifically provided in this
Agreement, the Executive shall not be eligible to participate in or receive benefits pursuant to any other plan, program, policy or agreement of METROBANK or any applicable parent, subsidiaries or affiliates, including but not limited to any bonus, severance or salary continuation pay or benefits plan; provided, however, that nothing in this Section 5(c) shall have any effect upon any right in any plan of METROBANK which vested prior to the Commencement Date (including any right to METROBANK's 1995 bonus prior to the Commencement Date, indemnification granted to the Executive by METROBANK and any stock options from METROBANK or its affiliates, including Comerica).

                          (D)     As consideration for Executive's covenant not
to compete contained in Subsection 7(c), on the date that is one year from the Commencement Date (provided there has been no breach by Executive of Subsection 7(c)): (i) METROBANK shall convey to Executive the Calabasas Golf Club membership being utilized by Executive; (ii) METROBANK shall make a cash lump sum payment of $10,000 to Executive; and (iii) METROBANK shall pay Executive the sum of $22,950; provided, however, that in the event this Agreement is terminated at any time during the one year period beginning on the Commencement Date for any reason other than Executive's breach of Subsection 7(c), and if Executive is not then in breach of Subsection 7(c), METROBANK shall then begin monthly payments of $1,912.50 (to begin on the first day of the month immediately following such termination) through the remainder of such one year period, and shall pay the balance of said sum of $22,950 not then already paid in one lump sum at the expiration of such one year period.

SECTION 6. TERMINATION DURING THE TERM OF THE AGREEMENT. During the term of this Agreement, the Executive may be terminated by METROBANK for Cause, Disability, death or without Cause and the Executive may voluntarily terminate his employment with METROBANK.

                          (A)     In the event of his termination by METROBANK
for Cause, or upon his voluntary termination during the term of this Agreement, the Executive shall receive any unpaid Base Salary accrued through his date of termination, any benefits he is entitled to receive under Section 5 through the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (B)     In the event of his termination for
Disability or death during the term of this Agreement, the Executive, or his estate, if applicable, shall receive any unpaid Base Salary accrued through his date of termination and the benefits that he or his estate is eligible to receive under the then applicable employee benefit plans outlined in Section 5(b).

                          (C)     In the event of his termination without Cause
in the first year after the Commencement Date, the Executive shall receive the Base Salary under Section 5(a) of this Agreement for a period of one year from the date of termination and the payments provided by Subsection 5(d), which shall be paid in accordance with the terms thereof.

                          (D)     In the event of his termination without Cause
in the second year after the Commencement Date, the Executive shall receive no less the Base Salary under Section 5(a) of this Agreement for a period of six months from the date of termination.

SECTION 7.                DISCLOSURE OF INFORMATION/COVENANT NOT TO COMPETE.

                          (A)     The Executive agrees that, during his term of
employment or at any time thereafter, he will not divulge to any other person or entity, any details of the confidential business or affairs of METROBANK or its parents, subsidiaries or affiliates (including without limitation, financial information, organizational structure, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements); any customer or advertising lists; any confidential information, knowledge or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects); any confidential information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising); or any and all other trade secrets.

                          (B)     When requested by the CEO, the Executive will
deliver to METROBANK any and all documents, manuals, letters, memoranda, lists, papers, notes, reports, computer software, computer printouts, and similar materials, and all copies thereof, relating in any way to the confidential trade secrets referenced in Section 7(a), and will deliver to METROBANK any and all other property of METROBANK in the possession of or under the control of the Executive.

                          (C)     During the longer period of either the term
of his employment or one year from the Commencement Date the Officer shall not:
(i) solicit, cause, induce or encourage, directly or indirectly, any employee of METROBANK to leave its employ, or any independent contractor to terminate any independent contractor relationship with METROBANK; (ii) cause, induce or encourage, directly or indirectly, any customer or client of METROBANK to terminate or adversely change any relationship with METROBANK; (iii) cause, induce or encourage any potential supplier or customer to not enter into any business relationship with the Company; (d) directly or indirectly, including but not by way of limitation, as an owner, employee, employer, operator, investor, independent contractor, agent, stockholder, partner (general or limited), joint venturer, officer, director, consultant, franchisee, franchiser or co-worker, enter into, conduct, participate or engage in any form of business in the county of Los Angeles in the State of California, which are related to banking or operate a bank, bank holding company, savings and loan association, savings bank or other financial institution in said counties. Nothing in this Section 7(c) shall prevent Executive from owning as a passive investor less than 5% of the outstanding stock of any publicly traded company, including, without limitation, Comerica Incorporated.

                          (D)     Executive and METROBANK expressly agree and
understand that the provisions of this Section 7 shall survive without limitation any termination of this Agreement for any reason.

SECTION 8. NOTICE. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to METROBANK at its headquarters and to the Executive at his address as on file with METROBANK provided that all notices to METROBANK shall be directed to the attention of the CEO of METROBANK, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon receipt.

SECTION 9.                TAX WITHHOLDING.         METROBANK may withhold from
any amounts payable under this Agreement, or shall require the Executive to remit to METROBANK, all applicable Federal, State, local or other withholding taxes.

SECTION 10.               BINDING EFFECT.

         (A) This Agreement shall be binding upon the successors and assigns of METROBANK. METROBANK shall take whatever actions are necessary to ensure that any successor to its operations (whether by purchase, merger, consolidation, sale of substantially all assets or otherwise) assumes the obligations under this Agreement and shall cause such successor to evidence the assumption of such obligations in a written agreement satisfactory to the Executive.

         (B) This Agreement shall be binding upon the Executive and shall inure to the benefit of and be enforceable by his legal representatives and heirs. However, except as specified herein, the rights of the Executive under this Agreement shall not be assigned, transferred, pledged or otherwise encumbered.

SECTION 11.               AMENDMENT OR MODIFICATION OF AGREEMENT.   This
Agreement may not be modified or amended except by instrument in writing signed by the Executive and the CEO of METROBANK.

SECTION 12.               VALIDITY.

                          (A)     It is expressly understood and agreed that
although Executive and METROBANK consider the restrictions contained in Section 7 of this Agreement reasonable for the purpose of preserving for the Company goodwill, proprietary rights and going concern value, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in these paragraphs is an unenforceable restriction on the activities of Executive, the provisions of Section 7 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in Section 7 unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

                          (B)     The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall continue in full force and effect. If any portion of this Agreement is held to be excessively broad it shall not be rendered void but shall be construed by limiting or reducing the provision as required so that the provision as limited or reduced is reasonable and enforceable under applicable law.

SECTION 13.               LIMITATION ON RIGHTS.    Subject to the terms and
conditions set forth herein, this Agreement shall create no right in the Executive to continue in METROBANK's employment for any specific period of time, or to create any other rights in the Executive or obligations on the part of METROBANK.

SECTION 14. MISCELLANEOUS. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

SECTION 15.               CONDITION.       This Agreement is contingent upon
the consummation of the merger contemplated in the Merger Agreement. Should the merger not occur for whatever reason, this entire Employment Agreement shall be null and void.

SECTION 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of California, without taking into account principles of conflicts of laws.

SECTION 17. ENTIRE AGREEMENT. This Agreement, the Merger Agreement and the documents and agreements delivered pursuant to the Merger Agreement represent the entire agreement and understanding of the parties with respect to the subject matter of the Agreement and it may not be altered or amended except by an agreement in writing.

SECTION 18. ATTORNEYS' FEES. If Executive or METROBANK shall bring an action against the other by reason of any alleged breach of any covenant, provision or condition hereof, the unsuccessful party shall pay o the prevailing party all reasonable attorneys' fees and costs incurred by the prevailing party, in addition to any other relief to which it may be entitled.

                          IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.


Executive                                          METROBANK

/s/ Paul Stroube                                   By: /s/ David Buell
- ----------------                                   ----------------------------
                                                   Name: David Buell
                                                   Its:  Chief Executive Officer

                                                                           99(g)

                           NON-COMPETITION AGREEMENT

           This Agreement is entered into as of May 2, 1995 by and between Metrobank, a California bank (the "Company") and David Buell ("Officer").

                                    RECITALS

           WHEREAS, due to the position of Officer with the Company and his knowledge of information concerning the Company and its business, the Company desires to restrict Officer's ability to compete with the Company;

           NOW THEREFORE, in consideration of these circumstances, the parties have entered into this Agreement on the terms set forth below for valuable consideration, the adequacy and receipt of which is hereby acknowledged.

1. Effective Date. This Agreement shall be effective as of the Closing Date as defined in the May 3, 1995 Agreement and Plan of Reorganization and Merger by and among the Company, Comerica Holdings Incorporated and Comerica Incorporated (the "Effective Date").

2. Compensation. On the Effective Date, the Company shall pay the Officer, upon the execution and delivery of a limited release of employment related claims in the form and substance satisfactory to counsel, whether or not Officer is an officer, director, or employee of, or a consultant to, the Company, the sum of $750,000 (less any applicable withholding).

3. Character of Payments. The Company and Officer agree and acknowledge that the payment due Officer hereunder is in consideration of Officer's refraining from competing with the Company for the period specified in this Agreement. Such payment shall be treated as ordinary income to Officer by Company and Officer on their tax returns.

4.         Non-Disclosure of Confidential Information.

           (a) Except as authorized in writing by the Company, the Officer shall not at any time, disclose or use, directly or indirectly, on behalf of himself or any other person or business entity, any confidential information of the Company which the Officer has gained knowledge of by reason of said employment, and the Officer shall retain all such information in trust in a fiduciary capacity for the sole use and benefit of the Company. Such confidential information includes, but is not limited to, confidential information of the Company whether now owned or hereafter obtained, concerning marketing and sale methods, materials, processes, procedures, devices, computer programs, computer software, fringe benefit programs or any other process or procedures utilized by the Company. Such confidential information shall also include but is not limited to confidential information respecting products distributed by the Company or its distributors, products manufactured and/or sold by the Company business forms, computer programs, computer software, prices, list of suppliers and customers, plans for new areas or markets, internal operations and any patents, improvements, ideas, variations, trade secrets, proprietary information and other confidential information of any type, together with all written, graphic and other materials relating to all or any part of the same. The Officer acknowledges that the confidential information of the Company is valuable, special and unique to the Company's business and on which the Company's business depends, and is proprietary to the Company, and that the Company wishes to protect said confidential information by keeping it secret and confidential for its sole use and benefit. The Officer will take all reasonable steps necessary, and all reasonable steps requested by the Company, to insure that all such confidential information is kept secret and confidential for the sole use and benefit of the Company.

           (b) Upon termination of the Officer's employment with the Company, or any other time the Company may in writing so request, the Officer shall promptly deliver to the Company all materials concerning any confidential information, copies thereof and any other material of the Company which are in the possession or under the control of the Officer. The Officer shall not make or retain any copy or extract thereof.

5. Non-Compete. For a period of two years from the Effective Date the Officer shall not:

           (a) solicit, cause, induce or encourage, directly or indirectly, any employee of the Company to leave its employ, or any independent contractor to terminate any independent contractor relationship with the Company;

           (b) cause, induce or encourage, directly or indirectly, any customer or client of the Company to terminate or adversely change any relationship with the Company;

           (c) cause, induce or encourage any potential supplier or customer to not enter into any business relationship with the Company;

           (d) directly or indirectly, including but not by way of limitation, as an owner, employee, employer, operator, investor, independent contractor, agent, stockholder, partner (general or limited), joint venturer, officer, director, consultant, franchisee, franchiser or co-worker, enter into, conduct, participate or engage in any form of business in the counties of Los Angeles and Orange in the State of California, which are related to banking or operate a bank, bank holding company, savings and loan association, savings bank or other financial institution in said counties. Nothing in this Section 3(d) shall prevent Executive from owning as a passive investor less than 5% of the outstanding stock of any publicly traded company, including, without limitation, Comerica Incorporated.

6. Disclosure. The Officer shall disclose to the Company all inventions, discoveries, variations, computer programs, ideas and improvements, whether or not copyrightable or patentable, conceived or made by the Officer alone or jointly with other during the Officer's employment with the Company, related to the business or activities of the Company or resulting tasks assigned by the Company and assigns and agrees to assign all the Officer's interest therein to the Company as the sole exclusive property of the Company. The Officer shall execute such documents and do such acts as shall be necessary to perfect the Company's rights therein. These obligations shall continue after termination of the Officer employment with the Company with respect to all inventions, discoveries, variations, ideas and improvements conceived or made by the Officer during the term of said employment.

7. Severability. It is expressly understood and agreed that although the Officer and Company consider the restrictions contained in Sections 2, 3 and 4 above reasonable for the purpose of preserving for the Company goodwill, proprietary rights and going concern value, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in these paragraphs is an unenforceable restriction on the activities of the Officer, the provisions of these paragraphs shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable. Alternatively, if the court referred to above finds that any restriction contained in these paragraphs is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of Officer and his heirs and legal representatives, and the Company and their respective successors and permitted assigns.

9.         Enforcements.

           (a) Damages Inadequate. In the event of a threatened or actual breach of Sections 2, 3 or 4 of the Agreement by the Officer, it is agreed and acknowledged that damages would not be an adequate remedy to compensate the Company of the loss of goodwill and other harm to the business of the Company.

           (b) Injunctive Relief. In the event of a threatened or actual breach of Section 2, 3 or 4 of this Agreement by the Officer, the Company shall be entitled to a temporary restraining order, and to temporary and permanent injunctive relief, to prevent or terminate such anticipated or actual breach, provided that nothing in this Agreement shall be construed to limit the damages otherwise recoverable by the Company in any such event.

           (c) Notice to Third Parties. In addition, after discussing the matter with the Officer, the Company shall have the right, subject to applicable law, to inform any other third party that the Company reasonably believes to be, or to be contemplating, participating with the Officer or receiving from the Officer assistance in violation of this Agreement, of the terms of this Agreement and of the rights of the Company hereunder, and that participation by any such entity or persons with the Officer in activities in violation of this Agreement may give rise to claims by the Company against such entity, persons or third party.

10. Assignment. The Company may assign its rights and benefits under this Agreement to any person, firm, partnership, corporation, association, or other entity to which may be transferred all or a part of the businesses of the Company or its subsidiaries, in the aggregate, and/or a majority of the outstanding capital stock of the Company or its subsidiaries, in the aggregate, in which even the covenants, duties, obligations and agreements on the part of Officer contained in this Agreement shall inure to the benefit of any such transferee or other successor to the same extent and with the same force and effect as if this Agreement had been entered into by Officer directly with such transferee or other successor. The obligations of Officer under this Agreement are personal as to Officer and may not be transferred or delegated by Officer to any person, either voluntarily or involuntarily, but Officer shall be entitled to assign his rights to receive payments hereunder and such rights shall inure to the benefit of Officer's estate in the event of his death in the absence of any prior assignment. Except as specifically provided herein, this Agreement is not intended to, and shall not, confer any rights or benefits upon any person or entity that is not a party hereto.

11. Waiver of breach. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

12. Captions. The various titles of the paragraphs herein are used solely for convenience and shall not be used for interpretation or construing any word, clause, paragraph or subparagraph of this Agreement.

13. Governing law. This Agreement shall be construed and interpreted according to the laws of the State of California, without taking into account principles of conflicts of laws.

           IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.


/s/ David Buell
- ------------------------
David Buell



METROBANK

By: /s/ Douglas Krause
    ------------------------
Name: Douglas Krause
Its: General Counsel